                                                                    EXHIBIT 99.5

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                               INCREASE
                                                                                                              (DECREASE)
Line                                     1ST QTR      2ND QTR      3RD QTR        4TH QTR      YEAR-TO-DATE  VS PRIOR YTD
                                         --------     --------    ----------     ----------    ------------  ------------
    EARNINGS CONTRIBUTION BY
    SUBSIDIARY ($ MILLIONS)

 1  Arizona Public Service               $     16     $     43    $      100     $       21     $      181     $    (18)
 2  Pinnacle West Energy                        4            1             2            (15)            (8)          11
 3  APS Energy Services                         8            5             1              3             16          (12)
 4  SunCor                                      1            2             6             36             46           36
 5  El Dorado                                   -            -             -              -              -           (4)
 6  Parent Company                            (11)           3             -              -            (10)         (30)
                                         --------     --------    ----------     ----------     ----------     --------

 7  Income From Continuing Operations          18           54           109             45            225          (17)

 8  Income From Discontinued
    Operations - Net of Tax                     7            2             1              4             16           43
 9  Cumulative Effect of Change in
    Accounting - Net of Tax                     -            -             -              -              -           66
                                         --------     --------    ----------     ----------     ----------     --------

10  Net Income                           $     25     $     56    $      110     $       49     $      241     $     92
                                         ========     ========    ==========     ==========     ==========     ========

    EARNINGS PER SHARE
    BY SUBSIDIARY - DILUTED

11  Arizona Public Service               $   0.17     $   0.47    $     1.10     $     0.24     $     1.98     $  (0.37)
12  Pinnacle West Energy                     0.05         0.01          0.02          (0.16)         (0.08)        0.15
13  APS Energy Services                      0.08         0.06          0.01           0.03           0.18        (0.15)
14  SunCor                                   0.01         0.03          0.07           0.39           0.50         0.37
15  El Dorado                                   -            -             -              -          (0.01)       (0.05)
16  Parent Company                          (0.11)        0.02         (0.01)         (0.01)         (0.10)       (0.33)
                                         --------     --------    ----------     ----------     ----------     --------

17  Income From Continuing Operations        0.20         0.59          1.19           0.49           2.47        (0.38)

18  Income From Discontinued
    Operations - Net of Tax                  0.08         0.02          0.01           0.05           0.16         0.48
19  Cumulative Effect of Change in
    Accounting - Net of Tax                     -            -             -              -              -         0.77
                                         --------     --------    ----------     ----------     ----------     --------

20  Net Income                           $   0.28     $   0.61    $     1.20     $     0.54     $     2.63     $   0.87
                                         ========     ========    ==========     ==========     ==========     ========

21  BOOK VALUE PER SHARE                 $  29.39     $  29.95    $    30.68     $    30.97     $    30.97     $   1.57

    COMMON SHARES OUTSTANDING -
    DILUTED (THOUSANDS)
22  Average                                91,359       91,450        91,467         91,403         91,405        6,441
23  End of Period                          91,257       91,262        91,271         91,288         91,288           33

See Glossary of Terms.                                             Page 20 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                        INCREASE
                                                                                                       (DECREASE)
Line                                       1ST QTR    2ND QTR    3RD QTR    4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                           -------    -------    -------    -------    ------------   ------------

      ELECTRIC OPERATING
      REVENUES (DOLLARS IN  MILLIONS)

      REGULATED ELECTRICITY
      SEGMENT
      RETAIL
24    Residential                          $   168    $   233    $   363    $   193       $   957       $    51
25    Business                                 196        251        284        222           953            25
                                           -------    -------    -------    -------       -------       -------
26    Total retail                             364        484        647        415         1,910            76
      WHOLESALE REVENUE ON DELIVERED
      ELECTRICITY
27    Traditional contracts                      3          4          5          3            15             6
28    Off-system sales                           -          -          -          -             -             -
29    Transmission for others                    6          5          9          7            27            (3)
30    Other miscellaneous services               7          6          6          7            26             9
                                           -------    -------    -------    -------       -------       -------
31    Total regulated electricity              380        499        667        432         1,978            88
      MARKETING AND TRADING
      SEGMENT
32    Electricity and other
      commodity sales                          117        101         83         91           392           105
                                           -------    -------    -------    -------       -------       -------
33    Total operating electric revenues    $   497    $   600    $   750    $   523       $ 2,370       $   193
                                           =======    =======    =======    =======       =======       =======

      ELECTRIC SALES (GWH)

      REGULATED ELECTRICITY
      SEGMENT
      RETAIL SALES
34    Residential                            2,104      2,543      4,126      2,374        11,147           703
35    Business                               2,849      3,450      3,891      3,226        13,416           499
                                           -------    -------    -------    -------       -------       -------
36    Total retail                           4,953      5,993      8,017      5,600        24,563         1,202
      WHOLESALE ELECTRICITY DELIVERED
37    Traditional contracts                    130        131        127        112           500            26
38    Off-system sales                           -          -          -          -             -             -
39    Retail load hedge management             109        205        446        333         1,093        (1,549)
                                           -------    -------    -------    -------       -------       -------
40    Total regulated electricity            5,192      6,329      8,590      6,045        26,156          (321)
      MARKETING  AND TRADING
      SEGMENT
41    Wholesale sales of electricity         7,372      6,798      7,255      7,377        28,802         5,947
                                           -------    -------    -------    -------       -------       -------
42    Total electric sales                  12,564     13,127     15,845     13,422        54,958         5,626
                                           =======    =======    =======    =======       =======       =======

See Glossary of Terms.                                             Page 21 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                      INCREASE
                                                                                                     (DECREASE)
Line                                    1ST QTR    2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                        -------    -------     -------     -------   ------------   ------------
    MARKETING AND TRADING
    SEGMENT PRETAX GROSS
    MARGIN ANALYSIS
    (DOLLARS IN MILLIONS)

    REALIZED AND MARK-TO-MARKET
    COMPONENTS
43  Electricity and other commodity
    sales, realized (a)                  $ 25        $ 20        $  4        $ 16        $ 65           $(56)
44  Mark-to-market reversals on
    realized sales (b)                     (3)          1          (3)         (1)         (6)            35
45  Change in mark-to-market value of
    forward sales                          (3)         (1)         (3)         (5)        (12)           (64)
                                         ----        ----        ----        ----        ----           ----
46  Total gross margin                   $ 19        $ 20        $ (2)       $ 10        $ 47           $(85)
                                         ----        ----        ----        ----        ----           ----

    BY PINNACLE WEST ENTITY

47  Parent company marketing and
    trading division                     $  2        $  4        $ (2)       $ (9)       $ (5)          $(95)
48  APS                                     6           4          (6)          4           8           $  6
49  Pinnacle West Energy                   (1)          -           -           9           8           $  4
50  APS Energy Services                    12          12           6           6          36           $  -
                                         ----        ----        ----        ----        ----           ----
51  Total gross margin                   $ 19        $ 20        $ (2)       $ 10        $ 47           $(85)
                                         ----        ----        ----        ----        ----           ----

--------------------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 43 and in line 44 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The opposites of amounts included in line 43 are included in line 44. For example, line 44 shows that a prior-period mark-to-market gain of $6 million was transferred to "realized" for the total year 2003. A $6 million realized gain is included in the $65 million on line 43 for the total year 2003.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                             Page 22 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                        INCREASE
                                                                                                       (DECREASE)
Line                                      1ST QTR     2ND QTR     3RD QTR     4TH QTR  YEAR-TO-DATE   VS PRIOR YTD
                                          -------     -------     -------     -------  ------------   ------------
   AVERAGE ELECTRIC CUSTOMERS

   RETAIL CUSTOMERS
52 Residential                            827,937     821,331     824,655     839,539     828,366         26,565
53 Business                               101,999     102,601     103,262     104,521     103,096          2,868
                                          -------     -------     -------     -------     -------        -------
54 Total                                  929,936     923,932     927,917     944,060     931,462         29,432
55 Wholesale customers                         65          66          66          66          66             (1)
                                          -------     -------     -------     -------     -------        -------
56 Total customers                        930,001     923,998     927,983     944,126     931,528         29,431
                                          =======     =======     =======     =======     =======        =======

57 Customer Growth (% over prior year)        3.3%        3.1%        3.2%        3.4%        3.3%           0.2%

   RETAIL SALES (GWH) -
   WEATHER NORMALIZED

58 Residential                              2,223       2,520       3,872       2,264      10,879            389
59 Business                                 2,886       3,485       3,858       3,174      13,403            498
                                          -------     -------     -------     -------     -------        -------
60 Total                                    5,109       6,005       7,730       5,438      24,282            887
                                          =======     =======     =======     =======     =======        =======

   RETAIL USAGE
   (KWH/AVERAGE CUSTOMER)

61 Residential                              2,541       3,096       5,004       2,828      13,457            432
62 Business                                27,927      33,625      37,677      30,865     130,529          1,288

   RETAIL USAGE -
   WEATHER NORMALIZED
   (KWH/AVERAGE CUSTOMER)

63 Residential                              2,685       3,067       4,695       2,697      13,133             50
64 Business                                28,290      33,969      37,360      30,371     130,006          1,251

   ELECTRICITY DEMAND (MW)

65 System peak demand                       3,569       5,571       6,332       5,124       6,332            529

See Glossary of Terms.                                             Page 23 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                       INCREASE
                                                                                                      (DECREASE)
Line                                     1ST QTR      2ND QTR     3RD QTR     4TH QTR  YEAR-TO-DATE  VS PRIOR YTD
                                         -------      -------     -------     -------  ------------  ------------
   ENERGY SOURCES (GWH)

   GENERATION PRODUCTION
66 Nuclear                                 2,306        2,047       2,230       1,732       8,315          (666)
67 Coal                                    2,770        2,824       2,972       2,800      11,366          (690)
68 Gas, oil and other                      1,288        1,572       2,696         535       6,091         1,722
                                         -------      -------     -------     -------     -------       -------
69 Total                                   6,364        6,443       7,898       5,067      25,772           366
                                         -------      -------     -------     -------     -------       -------
   PURCHASED POWER
70 Firm load                                 (12)         606       1,099       1,418       3,111         1,492
71 Marketing and trading                   6,489        6,527       7,498       7,235      27,749         4,045
                                         -------      -------     -------     -------     -------       -------
72 Total                                   6,477        7,133       8,597       8,653      30,860         5,537
                                         -------      -------     -------     -------     -------       -------
73 Total energy sources                   12,841       13,576      16,495      13,720      56,632         5,903
                                         =======      =======     =======     =======     =======       =======

   POWER PLANT PERFORMANCE

   CAPACITY FACTORS
74 Nuclear                                    98%          86%         93%         72%         87%           (7)%
75 Coal                                       75%          75%         79%         74%         76%           (4)%
76 Gas, oil and other                         26%          31%         44%          9%         28%            1%
77 System average                             58%          59%         64%         41%         55%           (8)%

   GENERATION CAPACITY OUT OF SERVICE
   AND REPLACED FOR NATIVE LOAD
   (AVERAGE MW/DAY)
78 Nuclear                                    31          136          61         297         131            64
79 Coal                                      292          254         277         253         269           102
80 Gas                                       189          148         154         338         205           157
                                         -------      -------     -------     -------     -------       -------
81 Total                                     512          538         492         888         605           323

82 Generation Fuel Cost ($/MWh)          $ 15.89      $ 16.80     $ 19.52     $ 15.40     $ 17.36       $  4.35

See Glossary of Terms.                                             Page 24 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2003

                                                                                                           INCREASE
                                                                                                          (DECREASE)
Line                                          1ST QTR    2ND QTR    3RD QTR    4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                              -------    -------    -------    -------    ------------   ------------
    ENERGY MARKET INDICATORS (a)

    ELECTRICITY AVERAGE DAILY SPOT PRICES
    ($/MWH)
    ON-PEAK
83  Palo Verde                                $49.66     $48.88     $52.88     $42.98        $48.60        $16.32
84  SP15                                      $54.35     $50.73     $53.54     $46.88        $51.38        $17.16
    OFF-PEAK
85  Palo Verde                                $36.09     $25.48     $36.08     $30.48        $32.03        $12.14
86  SP15                                      $39.70     $28.27     $37.81     $32.85        $34.66        $12.97

    WEATHER INDICATORS

    ACTUAL
87  Cooling degree-days                           76      1,550      2,701        572         4,899            24
88  Heating degree-days                          349         17          -        370           736           (64)
89  Average humidity                              44%        18%        30%        34%           31%            4%
    10-YEAR AVERAGES
90  Cooling degree-days                           80      1,491      2,540        420         4,531             -
91  Heating degree-days                          521         36          -        415           972             -
92  Average humidity                              43%        24%        33%        40%           35%            0%

    ECONOMIC INDICATORS

    BUILDING PERMITS -- METRO PHOENIX (b)
93  Single-family                              8,030     10,613     11,191      9,817        39,651         5,339
94  Multi-family                                 863      2,053      1,231      2,580         6,727          (347)
                                              ------     ------     ------     ------        ------        ------
95  Total                                      8,893     12,666     12,422     12,397        46,378         4,992
                                              ======     ======     ======     ======        ======        ======

    ARIZONA JOB GROWTH  (c)
96  Payroll job growth (% over prior year)       1.1%       0.9%       1.5%       2.0%          1.4%          1.4%
97  Unemployment rate
    (%, seasonally adjusted)                     5.8%       5.9%       5.7%       5.3%          5.7%         (0.5)%

-------------------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)   Arizona Department of Economic Security

See Glossary of Terms.                                             Page 25 of 31